UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

August 9, 2022
Date of Report (date of earliest event reported)

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-2299		34-0117420
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Applied Plaza	Cleveland	Ohio	44115
(Address of Principal Executive Offices)			(Zip Code)
(216) 426-4000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	AIT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 9, 2022, Shelly M. Chadwick was elected to the Board of Directors of Applied Industrial Technologies, Inc. (“Applied”). Applied issued the press release attached as Exhibit 99.1 announcing the election.

She has not been appointed yet to a Board committee.

Ms. Chadwick, age 50, was elected for a term expiring in October 2024. Since November 2020, she has served as Vice President, Finance and Chief Financial Officer for Materion Corporation (NYSE: MTRN), a global high-tech solutions provider of performance alloys, advanced materials, and precision optics. From 2016 to November 2020, she was Vice President, Finance and Chief Accounting Officer of The Timken Company (NYSE: TKR), a world leader in manufacturing engineered bearings and power transmission products.

As a director, Ms. Chadwick will receive the same compensation for her service as a director and committee member paid to all other non-employee directors, which compensation is described under the subheading “Components of Compensation Program” on pages 17 and 18 of Applied's proxy statement relating to its Annual Shareholder Meeting held on October 26, 2021, which was filed with the U.S. Securities and Exchange Commission on September 10, 2021. Since the filing of that proxy statement, the Board modified the compensation program to adjust the cash retainers (shown below in annualized amounts), effective January 1, 2022, as follows:

Position	Annualized Retainer ($) (1)
Each Non-Employee Director	100,000
Board Chairman	Additional 80,000
Audit Committee Chair	Additional 20,000
Corporate Governance & Sustainability Committee Chair	None (2)
Executive Org. & Comp. Committee Chair	Additional 15,000

(1) Retainers are earned on a quarterly basis.
(2) The Board discontinued the Corporate Governance & Sustainability Committee chair retainer in 2019 when the committee roster was reconstituted to include all the independent directors, with the Board Chairman serving as committee chair.

The description of non-employee director compensation in the proxy statement under the subheading “Components of Compensation Program”, as so modified, is incorporated herein by reference.

There are no relationships or related person transactions involving Ms. Chadwick that would be required to be disclosed in accordance with Item 404 of Regulation S-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

Exhibit 99.1 - Press release of Applied Industrial Technologies, Inc. dated August 11, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Registrant)

By: /s/ Fred D. Bauer
Fred D. Bauer, Vice President-General Counsel & Secretary
Date: August 11, 2022

EXHIBIT INDEX

Exhibit No.    Description

99.1        The following exhibit is furnished with this Report on Form 8-K: Press release of Applied Industrial Technologies, Inc. dated August 11, 2022.